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                                                                    EXHIBIT 23.2



The Board of Directors
Ancor Communications, Incorporated:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.


                                                      /s/ KPMG LLP
                                                      -------------------------
                                                          KPMG LLP


Minneapolis, Minnesota
June 2, 2000